UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):


                                  March 3, 2005


                               MEDI-HUT CO., INC.
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               (Exact name of registrant as specified in charter)


        Nevada                      000-27119                    22-2436721
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(State or other jurisdiction of     (Commission                 (IRS Employer
     incorporation)                 File Number)             Identification No.)

215 Morris Avenue, Spring Lake, New Jersey                         07762
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (732) 919-2799



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

         Item 4.01 Changes in Registrant's Certifying Accountant.
         -------------------------------------------------------

     On March 3, 2005, Company replaced Eisner LLP ("Eisner") as its independent auditors with the accounting firm, Weiser LLP ("Weiser").

     On May 15, 2003, the Company engaged the accounting firm Eisner as its independent auditors to perform an audit of the Company's financial statements as of and for the fiscal years ended October 31, 2002 and October 31, 2001. Since that time, the Company has made exhaustive efforts to complete its audits of the 2002 and 2001 financial statements. As a result of these efforts, management has determined that due to incomplete records, among other issues, they will not be able to file complete audited financial statements for these periods. However, management intends to file an audited balance sheet as of October 31, 2002 as soon as practicable. Further, management intends to file the required interim period and annual audited financial statements up to and including the quarter ended January 31, 2005 as soon as possible. To facilitate the completion of the audit, management believes that it is in the best interest of the Company to change auditors. The change in auditing firms was reviewed and recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

     A copy of the press release announcing the change in the Company's independent auditors is attached hereto as Exhibit 99.1.

     In connection with its audits as of and for the fiscal years ended October 31, 2002 and 2001, respectively, and during any subsequent interim periods preceding the date of dismissal, there were no disagreements with Eisner on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, during its engagement by the Company, Eisner did not issue any report on the financial statements or review any financial statements of the Company.

     During the fiscals years ended December 31, 2002 and 2001 and through the interim periods up to and including the date of this letter, the Company has not consulted with Weiser LLP on any accounting or auditing matters.

     Pursuant to the procedure outlined in Securities and Exchange Commission Regulation S-B, Item 304, we requested that our prior auditors, Eisner, provide us with a letter concurring or disagreeing with our statements in this current report on Form 8-K. Attached hereto as Exhibit 16.1 is a letter dated March 3, 2005 from Eisner in which Eisner concurs with our statements in this current report on Form 8-K that there were no disagreements between the Company and Eisner on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits:

                16.1         Letter dated March 3, 2005 from Eisner LLP

                99.1         Press Release Re:  Change of Independent Auditors

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MEDI-HUT CO., INC.
                                            ------------------------------
                                                     (Registrant)


                                            By: /s/ David R. LaVance
                                                David R. LaVance
                                                Chairman of the Board, President
                                                and Chief Executive Officer





Date:  March 3, 2005